                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):  October 15, 1997


                        Discover Card Master Trust I
            --------------------------------------------------------
             (Exact name of registrant as specified in charter)



    Delaware                         0-23108                 51-0020270
    --------                         -------                 ----------
    (State of                       (Commission            (IRS Employer
   Organization)                    File Number)         Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware
------------------------------------------------
(Address of principal executive offices)                       19720
(Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184


Former name or former address, if changed since last report:  Not Applicable

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Item 5.  Other Events

                 Series 1997-2.  On October 15, 1997, $500,000,000 aggregate principal amount of Series 1997-2 6.792% Class A Credit Card Pass- Through Certificates and $26,316,000 aggregate principal amount of Series 1997-2 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association d/b/a First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of October 15, 1997, for Series 1997-1 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7.  Exhibits

Exhibit No.      Description

Exhibit 1.1 Underwriting Agreement between Greenwood Trust Company and Morgan Stanley & Co. Incorporated, dated August 19, 1997 (incorporated by reference to Exhibit 1.1 of Discover Card Master Trust I's Current Report on Form 8-K dated August 26,
                 1997).

Exhibit 1.2 Terms Agreement between Greenwood Trust Company and Morgan Stanley & Co. Incorporated, dated October 9, 1997.

Exhibit 4.1 Series Supplement with respect to Series 1997-2 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including form of Class A Certificate and form of Class B Certificate, dated as of October 15, 1997.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of October 15, 1997.

Exhibit 4.3 Letter of Representations among Greenwood Trust Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 1997-2, dated as of October 15, 1997.

                                    Page 2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Discover Card Master Trust I
                                              (Registrant)


                                      By:      Greenwood Trust Company
                                               (Originator of the Trust)


Date: October 15, 1997            By: /s/ John J. Coane
                                      ----------------------------------
                                          John J. Coane
                                          Vice President, Director of Accounting
                                          and Treasurer

                                    Page 3

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                               INDEX TO EXHIBITS



Exhibit           Description                                                                    Page
Exhibit 1.1       Underwriting Agreement between Greenwood Trust Company and                     [   ]
                  Morgan Stanley & Co. Incorporated, dated August 19,
                  1997 (incorporated by reference to Exhibit 1.1 of Discover
                  Card Master Trust I's Current Report on Form 8-K dated
                  August 26, 1997).

Exhibit 1.2       Terms Agreement between Greenwood Trust Company and Morgan                     [   ]
                  Stanley & Co. Incorporated, dated October 9, 1997.

Exhibit 4.1       Series Supplement with respect to Series 1997-2 between
                  Greenwood Trust Company as Master Servicer, Servicer and                       [   ]
                  Seller and U.S. Bank National Association as
                  Trustee, including form of Class A Certificate and form of
                  Class B Certificate, dated as of October 15, 1997.

Exhibit 4.2       Credit Enhancement Agreement among U.S. Bank National                          [   ]
                  Association as Trustee, Greenwood Trust Company as Master
                  Servicer, Servicer and Seller and Discover Receivables
                  Financing Corporation as Credit Enhancement Provider, dated as of October 15, 1997.

Exhibit 4.3       Letter of Representations among Greenwood Trust Company,                       [   ]
                  U.S. Bank National Association as Trustee and The Depository
                  Trust Company with respect to Discover Card Master Trust I,
                  Series 1997-2, dated as of October 15, 1997.


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